                                  INFORMATION
                          REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement.
                                                 [ ] Confidential, for Use of
                                                     the Commission Only (as
                                                     permitted by Rule
                                                     14a-6(e)(2)).

     [X] Definitive Proxy Statement.

     [ ] Definitive Additional Materials.

     [ ] Soliciting Material Under Rule 14a-12.

                                 PRT GROUP INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
O-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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[PRT Logo]

Dan S. Woodward
President and
Chief Executive Officer

                                                                   June 15, 2000

Dear PRT Stockholder:

     On behalf of your Board of directors and your management, I cordially invite you to attend a Special Meeting of Stockholders of PRT Group Inc. The meeting will be held on Wednesday, July 12, 2000 at 10:00 a.m. local time, at 80 Lamberton Road, Windsor, CT 06095.

     Enclosed are the Notice of Meeting and Proxy Statement relating to the meeting. Information regarding the matter to be voted upon at the meeting is set forth in the Notice of Meeting and Proxy Statement.

     Your vote is important to us. Whether or not you plan to attend the meeting, please complete and return the attached proxy card in the enclosed envelope. Please note that your completed proxy will not prevent you from attending the meeting and voting in person should you so choose.

     I look forward to receiving your vote.

                                          Sincerely,

                                          /s/       DAN S. WOODWARD
                                          --------------------------------------
                                          Dan S. Woodward
                                          President and Chief Executive Officer
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                                   [PRT Logo]

                       NOTICE OF MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 12, 2000

To the Stockholders of
PRT Group Inc.:

     A Special Meeting of Stockholders of PRT Group Inc. ("PRT" or the "Company") will be held at 80 Lamberton Road, Windsor, CT 06095 on July 12, 2000 at 9:00 a.m. local time, for the following purposes:

          1. To change the Company's name to "enherent Corp." and amend the Company's Certificate of Incorporation as described in the accompanying proxy materials; and

          2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on June 9, 2000 are entitled to vote at the meeting. A complete list of those stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours at the principal executive offices of PRT Group Inc., 80 Lamberton Avenue, Windsor, CT 06095, for a period of 10 days prior to the meeting.

     Your attention is directed to the accompanying Proxy Statement and proxy.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                          By order of the Board of Directors

                                          /s/    RICHARD L. ROSENFELD
                                          --------------------------------------
                                          Richard L. Rosenfeld
                                          Secretary

June 15, 2000

                                   [PRT Logo]

                                PROXY STATEMENT
                        FOR THE MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 12, 2000

     The enclosed proxy is solicited by the Board of Directors of PRT Group Inc. ("PRT" or the "Company") to be voted at the Meeting of Stockholders to be held on July 12, 2000, or any adjournments thereof (the "Meeting"). A stockholder returning a proxy may revoke it at any time prior to the voting at the Meeting. A proxy returned by a stockholder which is not subsequently revoked will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on a returned and duly executed proxy, the shares represented by the proxy will be voted FOR the change of the Company's name by the Board of Directors and set forth herein, and in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Meeting.

     Only stockholders of record at the close of business on June 9, 2000 are entitled to notice of and to vote at the Meeting. As of June 9, 2000, there were 18,355,538 shares of PRT common stock, par value $.001 per share ("Common Stock"), outstanding and entitled to vote at the Meeting, each such share entitled to cast one vote. The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a majority of the votes cast at the meeting is required for each item set forth in the Notice of Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting. For the purpose of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals with the result that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (broker non-votes), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

     The cost of soliciting proxies will be borne by PRT. In addition to solicitation by mail, employees of PRT, without extra remuneration, may solicit proxies in person or by telephone. ChaseMellon Shareholder Services, L.L.C. has been retained by PRT to assist in the distribution of proxies for the usual and customary fees plus reimbursement of expenses. PRT may also reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

     This Proxy Statement and the enclosed form of proxy are being mailed on or about June 19, 2000 to stockholders entitled to notice of, and to vote at, the Meeting. The mailing address of PRT's principal executive offices is 80 Lamberton Avenue, Windsor, CT 06095.

                                  NAME CHANGE

     Management believes changing the Company's name to "enherent Corp." will demonstrate its evolution from an information technology staffing business to an e-solutions and outsourcing business. PRT's e-business and outsourcing revenue have increased significantly since last year. The Company believes a new brand identity and image will better enable it to communicate to the market its new strategic direction into e-business and outsourcing.

     The Company also believes changing its name to enherent Corp. will further underscore the changes made by the new management team over the last year and the Company's commitment to helping our clients achieve their e-business potential. The Company also believes the proposed name change will give PRT's sales force a fresh start in their efforts to bring new clients to its client list. The Company began doing business as enherent Corp. and announced its intention to seek shareholder approval to change its name to enherent Corp. on May 31, 2000.

     Management estimates the marketing cost of launching the new brand identity to be roughly $200,000. The estimated cost currently represents less than 1% of the Company's SG&A expense for the first quarter of 2000. A majority of the Company's outstanding shares must approve the proposed name change before the Company can amend its Certificate of Incorporation and change its corporate name to enherent Corp. The Company reserved the ticker symbol "ENHT" with the Nasdaq National Market System and plans on trading the Company's shares under this new ticker symbol after it receives the necessary shareholder and Nasdaq approvals.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                  CHANGING THE COMPANY NAME TO ENHERENT CORP.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Meeting other than the proposals set forth in this Proxy Statement. However, if any other matter calling for a vote of stockholders is properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters.

     A COPY OF PRT's ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO PRT GROUP INC., 7 SKYLINE DRIVE, HAWTHORNE, NEW YORK 10532, ATTENTION: RICHARD L. ROSENFELD, CORPORATE SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ELECTRONICALLY ON PRT's INTERNET WEB SITE AT HTTP://WWW.ENHERENT.COM.

                                          By order of the Board of Directors,

                                          /s/ RICHARD L. ROSENFELD
                                          --------------------------------------
                                          Richard L. Rosenfeld
                                          Secretary

June 15, 2000

                                        2
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PROXY

                         PROXY/VOTING INSTRUCTION CARD

This Proxy is solicited on behalf of the Board of Directors of PRT Group Inc. for the Meeting of Stockholders on July 12, 2000. The undersigned hereby authorizes Rocco Mitarotonda and Richard Rosenfeld, and each or any of them with power to appoint his substitute, to vote as Proxy for the undersigned at the Meeting of Stockholders to be held at 80 Lamberton Road, Windsor, CT 06095 on July 12, 2000 at 10:00 AM, or any adjournment or postponement thereof, the number of shares which the undersigned would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The process will vote as the Board of Directors recommends where the undersigned does not specify a choice.

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                             DETACH PROXY CARD HERE
             CAUTION PLEASE DO NOT FOLD, STAPLE, OR TEAR THIS CARD





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                                                                     VOTES MUST
                                                                    BE INDICATED
                                                                    (X) IN BLACK
                                                                    OR BLUE INK.
                                                                        [X]

1. Change the Company's name from PRT Group Inc.      FOR    AGAINST    ABSTAIN
   to "enherent Corp." The Board of Directors         [ ]      [ ]        [ ]
   recommends a vote "FOR"

                          SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s) __________________________________ Date ____________________, 2000

Please sign name exactly as it appears on this card. Joint owners should each sign. Attorneys, trustees, executors, administrators, custodians, guardians or corporate officers should give full title.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE